UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 3, 2020

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DOFSQ	*

*	The registrant’s Common Stock began trading on the OTC Pink Open Market on April 28, 2020 under the symbol “DOFSQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on April 26, 2020, Diamond Offshore Drilling, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re Diamond Offshore Drilling, Inc., et al., Case No. 20-32307 (DRJ).

On June 15, 2020, the Company entered into confidentiality agreements with certain holders of the Company’s senior notes, pursuant to which the Company agreed to publicly disclose certain information upon the occurrence of certain events (the “Cleansing Materials”), including (i) a draft plan term sheet prepared by the Company and provided to such holders, which is attached hereto as Exhibit 99.1, and (ii) a draft restructuring term sheet prepared by such holders and provided to the Company, which is attached hereto as Exhibit 99.2. The Company’s discussions and negotiations with the holders are continuing, a definitive agreement has not yet been reached concerning the terms of a potential restructuring transaction and the Company can provide no assurance that any such agreement will be reached.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason.

The information contained in Item 7.01 and Exhibits 99.1 and 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Forward Looking Statements

Certain statements in this report and the exhibits attached hereto are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act, and Section 21E of the Exchange Act. In addition, Company representatives may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “anticipate,” believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “may,” “will,” “could,” “should,” “seek” and similar expressions. Forward-looking statements reflect the Company’s current expectations and assumptions regarding its business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and the Company’s current business plans. Actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Risk Factors section of the Company’s filings with the Securities and Exchange Commission (the “SEC”). While management believes the Company’s assumptions are reasonable, the Company cautions against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for management to anticipate all factors that could affect the Company’s actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Debtors’ ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Debtors may employ to address their liquidity and capital resources, the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, restrictions on the Debtors due to the terms of any debtor-in-possession credit facility that the Debtors may enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court, increased legal and other professional costs necessary to execute the Debtors’ restructuring, the trading price and volatility of the Company’s common stock, the effects and the length of the 2019 novel coronavirus (COVID-19) pandemic and the other factors listed in the Company’s SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in the Company’s most recent Annual Report on Form 10-K and the Company’s other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by the Company and Company representatives speak only as of the date on which they are made. Factors or events that could cause actual results to differ may emerge from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit number	Description

99.1	Plan Term Sheet of the Company

99.2	Restructuring Term Sheet of the Ad Hoc Group of Holders of the Company’s Unsecured Notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2020		DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ DAVID L. ROLAND David L. Roland Senior Vice President, General Counsel and Secretary